The Long-Term Care ETF

Schedule of Investments (unaudited)

July 31, 2020

	Shares/Principal Amounts	Value

Common Stocks - 99.9%
Commercial Services & Supplies - 2.1%
Healthcare Services Group, Inc.	17,681	$463,065
Equity Real Estate Investment Trusts (REITs) - 59.5%
Aedifica SA	6,564	760,669
Care Property Invest NV	5,760	180,156
CareTrust, Inc.	22,496	405,378
Diversified Healthcare Trust	56,117	218,576
Healthpeak Properties, Inc.	90,139	2,459,893
Ingenia Communities Group	64,681	220,334
LTC Properties, Inc.	9,193	341,520
National Health Investors, Inc.	10,150	629,300
New Senior Investment Group, Inc.	18,280	62,152
Omega Healthcare Investors, Inc.	37,755	1,222,507
Sabra Health Care, Inc.	48,433	713,902
Ventas, Inc.	62,325	2,390,787
Welltower, Inc.	69,941	3,746,040

		13,351,214
Health Care Providers & Services - 36.0%
Addus HomeCare Corp.*	3,415	329,240
Ambea AB(144A)*	18,416	113,732
Amedisys, Inc.*	5,360	1,255,098
Arvida Group, Ltd.	111,959	119,330
Attendo AB(144A)*	23,685	123,518
Brookdale Senior Living, Inc.*	42,815	118,597
Charm Care Corp. KK	3,900	26,558
Chartwell Retirement Residences	49,876	367,507
Elan Corp.	3,500	58,725
Ensign Group, Inc.	12,075	555,329
Estia Health, Ltd.	48,301	50,400
Extendicare, Inc.#	16,994	71,300
Five Star Senior Living, Inc.*	4,281	19,436
Genesis Healthcare, Inc.*	15,262	13,395
Japara Healthcare, Ltd.	62,256	21,207
Korian SA*	12,205	501,671
LHC Group, Inc.*	5,116	998,183
Mediterranean Towers, Ltd.*	20,640	41,253
Metlifecare, Ltd.	50,881	200,316
National HealthCare Corp.	2,924	173,452
NichiiGakkan Co., Ltd.	9,000	131,089
Oceania Healthcare, Ltd.	139,387	93,781
Orpea*	8,417	1,076,926
Pennant Group, Inc.*	5,988	150,059
Regis Healthcare, Ltd.	31,255	29,587
Ryman Healthcare, Ltd.	98,485	872,557
Sienna Senior Living, Inc.	15,802	121,272
St-Care Holding Corp.	2,600	10,082
Summerset Group Holdings, Ltd.	53,034	277,330
Tsukui Corp.	11,900	51,323
Viemed Healthcare, Inc.*	8,260	89,661

		8,061,914
Professional Services - 1.8%
SMS Co., Ltd.	16,100	397,894
Real Estate Management & Development - 0.5%
Lifestyle Communities, Ltd.	18,243	113,168

Total Common Stocks (cost $27,573,785)		22,387,255

Investment Companies - 0.0%
Money Markets - 0.0%
State Street Institutional U.S. Government Money Market Fund, 0.0915% ºº (Cost $2,689)	2,689	2,689

		Shares/Principal Amounts	Value

Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0552% ºº,£		14,952	$14,952
Time Deposits - 0.0%
Royal Bank of Canada, 0.0800%, 8/3/20		$3,528	3,528

Total Investments Purchased with Cash Collateral from Securities Lending (cost $18,480)			18,480

Total Investments (total cost $27,594,954) - 100.0%			22,408,424

Cash, Receivables and Other Assets, net of Liabilities - 0.0%			8,447

Net Assets - 100%			$22,416,871

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$16,376,739	73.1%
France	1,578,597	7.0
New Zealand	1,563,314	7.0
Belgium	940,825	4.2
Japan	675,671	3.0
Canada	560,079	2.5
Australia	434,696	1.9
Sweden	237,250	1.1
Israel	41,253	0.2
Total	$22,408,424	100.0%

Schedules of Affiliated Investments — (% of Net Assets)
	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 7/31/20
Investments Purchased with Cash Collateral from Securities Lending — 0.1%
Investment Companies — 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0552% ºº	$426∆	$—	$—	$14,952

	Market Value at 10/31/19	Purchases	Sales	Market Value at 7/31/20
Investments Purchased with Cash Collateral from Securities Lending — 0.1%
Investment Companies — 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0552% ºº	$—	$145,348	$(130,396)	$14,952

Notes to Schedule of Investments and Other Information (unaudited)

LLC	Limited Liability Company

*	Non-income producing security.
#	Loaned security; a portion of the security is on loan at July 31, 2020.
ºº	Rate shown is the 7-day yield as of July 31, 2020.
£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid in accordance with the requirements of Rule 22e-4, under the 1940 Act. The total value of 144A securities as of the period ended July 31, 2020 is $237,250 which represents 1.1% of net assets.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of July 31, 2020.
Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets Investments in Securities:
Common Stocks	$22,387,255	$—	$—
Investment Companies	2,689	—	—
Investments Purchased with Cash Collateral from Securities Lending	—	18,480	—

Total Assets	$22,389,944	$18,480	$—

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available, or are deemed by Janus Capital to be unreliable, are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of July 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.